UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 13, 2016
Date of Report (date of earliest event reported)

GIGPEAK, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive
San Jose, CA 95134
(Address of principal executive offices)

(408) 522-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 18, 2016, GigPeak, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 27, 2016. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On April 13, 2016, the Board approved the amendment and restatement of the Company’s 2008 Equity Incentive Plan in order to change the name of the Company from “GigOptix, Inc.” to “GigPeak, Inc.” (the “Amended Plan”).  No other changes have been made in the Amended Plan.  A copy of the Amended Plan is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

In connection with adoption of the Amended Plan, the Company has also adopted a revised form of Nonstatutory Stock Option Award Agreement, a revised form of Incentive Stock Option Award Agreement and a revised form of Restricted Stock Unit Notice of Grant and Agreement that it will use for grants under the Amended Plan.  In each case, the forms being used by the Company were amended to reflect the change in the name of the Company. This summary is qualified in its entirety by reference to the new forms of stock option award agreements and restricted stock unit notice, which are attached hereto as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4.

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

On April 13, 2016, the Board approved the amendment and restatement of the Company’s Amended and Restated By-laws, effective the same date, to change the name of the Company from “GigOptix, Inc.” to “GigPeak, Inc.” No other changes have been made in the Amended and Restated By-Laws.

A copy of the Company’s Second Amended and Restated By-laws, as amended on April 13, 2016, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amended and Restated By-laws of GigPeak, Inc.
10.1	GigPeak, Inc. Amended and Restated 2008 Equity Incentive Plan.
10.2	Form of Incentive Stock Option Award Agreement.
10.3	Form of Nonstatutory Stock Option Award Agreement.
10.4	Form of Restricted Stock Units Notice of Grant and Agreement.
99.1	Press release dated April 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGPEAK, INC.

By:	/s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: April 18, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated By-laws of GigPeak, Inc.
10.1	GigPeak, Inc. Amended and Restated 2008 Equity Incentive Plan.
10.2	Form of Incentive Stock Option Award Agreement
10.3	Form of Nonstatutory Stock Option Award Agreement.
10.4	Form of Restricted Stock Units Notice of Grant and Agreement.
99.1	Press Release dated April 18, 2016.